Exhibit 99.1

David M. McClanahan President and Chief Executive Officer Gary L. Whitlock Executive Vice President and Chief Financial Officer Marc Kilbride Vice President and Treasurer Steven H. Schuler Vice President Corporate & Business Development Marianne Paulsen Director Investor Relations Zan May Manager Investor Relations

Cautionary Statement Regarding Forward-Looking Information From time to time we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "will," or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward- looking statements are described under "Risk Factors" beginning on page 59 in Item 5 of Part II of CenterPoint Energy, Inc.'s Form 10-Q for the quarterly period ended June 30, 2003 and under "Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data - Certain Factors Affecting Future Earnings" of CenterPoint Energy, Inc.'s current report on Form 8-K dated May 12, 2003 and under "Texas Genco Option" in CenterPoint Energy, Inc.'s current report on Form 8-K dated September 3, 2003. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Discussion points: Earnings Review Remaining Transition Steps Texas Genco option purchase agreement Recovery of stranded investment Strategy and Financial Objectives Appendix - Supplemental information CenterPoint Energy, Inc. A Diversified and Stable Energy Delivery Company

Earnings Review

CenterPoint Energy Three months ended September 30 (in millions) (1) includes ECOM true-up of $222 million for 3Q'03 and $240 million for 3Q'02 (2) includes distribution on Trust Preferred Securities

CenterPoint Energy Nine months ended September 30 (in millions) 2003 Revised Diluted EPS Guidance: $1.30- $1.40* (1) includes ECOM true-up of $455 million for YTD'03 and $551 million for YTD'02 (2) includes distribution on Trust Preferred Securities *As of October 21, 2003 and not updated

CenterPoint Energy - Three and Nine Months Ended September 30 Operating Income by Segment (in millions)

Remaining Transition Steps

Remaining transition steps - Texas Genco option purchase agreement Reliant Resources, Inc. (RRI) has the option to purchase CenterPoint Energy's 81% ownership interest RRI's option exercise period is from January 10, 2004 through January 24, 2004 Purchase price is calculated using the highest consecutive 30-day average closing stock price during the 120 trading days immediately preceding January 10, 2004 To the extent a control premium is included in the valuation made by the Public Utility Commission of Texas, a control premium of up to 10% may be added As of 10/23/03, floor price of $24.34, or approximately $1.6 billion, has been established under formula in option contract* Management is developing contingency plans for Texas Genco should RRI not exercise its purchase option In the meantime, Texas Genco will be managed with the intention of maximizing earnings and cash flows through opportunistic forward sales and efficient operations *Highest consecutive 30-day average closing price beginning July 22, 2003; excludes potential control premium of up to 10%

Remaining transition steps - Recovery of stranded investment Defined mechanism for recovery and securitization of stranded costs and regulatory assets provided for in Texas restructuring law First round of securitization provided for recovery of a portion of our generation-related regulatory assets Successfully completed in October 2001 with the issuance of $749 million of Transition Bonds The 2004 true-up proceeding, to begin March 31, 2004 when we are scheduled to file our application, sets the stage for the second round of securitization. The four key components of the true-up are: Regulatory book value of generation assets at year end 2001 (including redirected depreciation and excess mitigation) plus subsequent environmental commitments through April 2003, less market value of Texas Genco based on "partial stock valuation" method* ECOM recorded in 2002-2003 Fuel under-recovery for the period from August 1, 1997 through January 30, 2002 "Price to beat" clawback (to be reimbursed to us by Reliant Resources) Proceeds from stranded costs recovery will be used to reduce debt *For the partial stock valuation method, market value will equal the average daily closing price on the NYSE for TGN stock for the 30 consecutive trading days chosen by the Texas Public Utility Commission (PUC) out of the last 120 trading days immediately preceding the true-up filing, plus a control premium, up to a maximum of 10%.

True-up reconciliation: Illustrative calculation (Note: Illustrates calculation methodology only. Actual values will not be determined until time of stranded costs filing in early 2004)

RRI Option: exercise period 01/10-01/24 True-up Filing 03/31 Valuation period of TGN for true-up began 10/8/03 PUC Final Order expected (03/31 plus 150 days) Issue Securitization Bonds Repay $1.31 billion term loan Financing Order expected Reduce debt 2005 2003 2004 RRI Option: valuation period of TGN began 7/22/03 Return on true-up amount expected to begin J U N E Transition timeline

Strategy and Financial Objectives

Leverage scale and synergies Refine business model and remove barriers between business units Implement common processes Create a single, high performance culture Recognize our 130-year history Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow 2003 2002 2005 2004 Grow 2006 Get It Right Use best practices to achieve top quartile efficiency and operating performance Implement process-driven operational excellence Achieve high levels of service reliability and customer satisfaction Execute our regulatory plan to recover stranded costs and strengthen our balance sheet Focus on domestic energy delivery Expand existing core businesses Build and expand complementary and synergistic businesses Add new energy delivery businesses Participate in joint ventures and alliances that create shareholder value One Company

Post transition financial objectives: 2006 and beyond Objective is to earn $0.85 - $1.00 per share post transition CNP is focusing on replacing ECOM and Texas Genco earnings by: reducing interest expense achieving allowed returns at LDCs through rate relief and efficiency improvements capturing organic growth in core businesses increasing profitability of complementary businesses, e.g., C & I and gas gathering implementing productivity improvements company-wide Additional growth through synergistic expansion Target dividend payout of 50 - 70% of sustainable earnings Strengthen balance sheet Aggressive working capital and capital expenditure management Optimize debt levels and capital structure Achieve and maintain investment grade ratings

Appendix

Company Overview

Who is CenterPoint Energy? A new company with 130-year heritage One of the nation's largest combined gas and electric utilities Serving almost 5 million metered customers Owner of a balanced mix of electric and gas distribution, interstate pipeline and field services businesses Asset and geographic diversification reduces economic and regulatory risks Attractive diverse service territory Strong brand equity Large position in electric generation- Texas Genco Reliant Resources, Inc has an option purchase agreement on the 81%ownership position. Defined path to recovery of stranded investment and reduction of corporate debt Timing of true-up proceeding not impacted by whether or not Reliant Resources exercises its purchase option

Natural Gas Distribution Pipelines & Field Services Four segments focused primarily on regulated domestic energy delivery Electric Generation (81%) (NYSE: CNP) 3 local distribution companies CenterPoint Energy Arkla CenterPoint Energy Entex CenterPoint Energy Minnegasco Commercial & Industrial Gas Services (C&I) CenterPoint Energy Houston Electric, LLC Texas Genco Holdings, Inc. (NYSE:TGN) CenterPoint Energy Gas Transmission Company CenterPoint Energy - Mississippi River Transmission Corporation CenterPoint Energy Field Services, Inc. Electric Transmission & Distribution (TDU) Operating Income 2002: $400 MM (1) 2003 YTD*: $368 MM (2) (1) excludes ECOM of $697 MM (2) excludes ECOM of $455 MM * Nine months ended September 30, 2003 Operating Income 2002: $198 MM 2003 YTD*: $146 MM Operating Income 2002: $153 MM 2003 YTD*: $124 MM Operating Income 2002: $(133) MM 2003 YTD*: $ 158 MM

CenterPoint Energy Houston Electric Electric Transmission & Distribution Utility Focused strictly on energy delivery 5,000 square mile service area in and around Houston Approximately 1.8 million metered customers added over 50,000 metered customers in 12 months ended September 2003, a 3% increase Reputation for reliability and high quality service No commodity risk or supply obligation Regulated by PUC of Texas 11.25% authorized ROE on 40% equity Rate base of $3.3 billion Recent process improvements have resulted in improved service reliability and reduced capital expenditures Operating Income: 2002: $400 MM (excludes ECOM of $697 MM YTD 2003*: $368 MM (excludes ECOM of $455 MM) * Nine months ended September 30, 2003

CenterPoint Energy Resources Corp. Natural Gas Distribution Three LDCs serving 3 million customers in 6 states One of U.S.'s largest natural gas distribution operations in terms of number of customers served Attractive service territories Added over 37,000 customers in 12 months ended September 2003 Recognized for high quality service Gas adjustment clauses mitigate fuel price risk; gas procurement plans reviewed with commissions Regulated by various city and state jurisdictions Approximate range of 10 -11% authorized ROEs on 50% equity Approximate combined rate base of $1.5 billion Over $50 million in annualized rate increases obtained since January 2002; additional $34 million pending A sizable and growing unregulated Commercial and Industrial (C&I) business Operating Income: 2002: $198 MM YTD 2003*: $146 MM* * Nine months ended September 30, 2003

CenterPoint Energy Resources Corp. Natural Gas Pipelines and Gathering Two FERC-regulated pipelines: Current system at or near capacity at peak Potential growth in cross haul transportation services Potential expansion opportunity driven by U.S. supply shifts An unregulated gas gathering subsidiary Minor liquids exposure Good growth potential overall; well-head/field compression monitoring services have strong growth potential Pipelines strategically located at the center of the nation's gas transportation infrastructure Connected to over 20 other pipelines Steady and consistent earnings and cash flow Operating Income: 2002: $153 MM YTD 2003*: $124 MM * Nine months ended September 30, 2003

Texas Genco Electric Generation CAPACITY BY FUEL TYPE (MW) 2,470 1,612 770 9,323 Gas Nuclear Lignite Coal CAPACITY BY DISPATCH TYPE (MW) Net generating capacity of 14,175 MW located in the ERCOT market Attractive, low-cost, solid fuel baseload portfolio (4,852 MW) Flexible, load following gas fleet (9,323 MW) Fuel oil switching capabilities in almost 4,000 MW of gas fleet 2003 earnings significantly improved over 2002 despite outages at nuclear unit and coal unit; units currently back in service Sold forward baseload capacity (@10/21/03): 2004: 71%, approx. $625 MM revenue under contract 2005: 27%, over $210 MM revenue under contract Operating Income: 2002: $(133) MM YTD 2003*: $158 MM * Nine months ended September 30, 2003

Electric Reliability Council of Texas (ERCOT) ERCOT is unique compared to other regions It is located entirely within one state It has very limited interconnections with other power pools Such interconnections are solely through direct current (DC) ties that electrically isolate utilities in ERCOT ERCOT is the Independent System Operator (ISO) with commercial as well as reliability and system integrity responsibilities It does not operate a power pool but only purchases balancing energy and ancillary services It generally meets criteria of FERC Regional Transmission Organization (RTO) ERCOT is responsible for transmission planning together with utilities Transmission facilities are within the state of Texas and under Texas Public Utility Commission jurisdiction Annually ERCOT identifies needed new transmission facilities based on constraints Utilities perform their own planning for their service areas

Electric Restructuring and Managing through the Transition

Electric restructuring in Texas Texas Electric Restructuring Law passed in 1999 Retail competition implemented on January 1, 2002 Required the functional unbundling of integrated electric utilities into: Power generation Transmission and distribution Retail electric provider activities Stranded investment determination occurs two years after retail competition started CenterPoint Energy will file on March 31, 2004 During 2002 and 2003, utilities entitled to record ECOM (Excess Cost Over Market) to the extent market generation prices and PUC projected generation prices are different

2005 2004 Texas Adopts Restructuring Legislation CNP evolution Expect to securitize stranded costs Reliant Resources option to buy Texas Genco RRI Spin-off 09/30/02 2002 2001 2000 1999 2003 Reliant Energy 19% Public Distribution of Texas Genco (NYSE: TGN) $749MM Securitization of Regulatory Assets (NYSE: CNP) Electric retail competition begins RRI IPO Remaining Steps True-up Filing

Remaining transition steps - Texas Genco option purchase agreement Reliant Resources, Inc. (RRI) has the option to purchase CenterPoint Energy's 81% ownership interest RRI's option exercise period is from January 10, 2004 through January 24, 2004 Purchase price is calculated using the highest consecutive 30-day average closing stock price during the 120 trading days immediately preceding January 10, 2004 To the extent a control premium is included in the valuation made by the Public Utility Commission of Texas, a control premium of up to 10% may be added As of 10/23/03, floor price of $24.34, or approximately $1.6 billion, has been established under formula in option contract* Management is developing contingency plans for Texas Genco should RRI not exercise its purchase option In the meantime, Texas Genco will be managed with the intention of maximizing earnings and cash flows through opportunistic forward sales and efficient operations *Highest consecutive 30-day average closing price beginning July 22, 2003; excludes potential control premium of up to 10%

Remaining transition steps - Recovery of stranded investment Defined mechanism for recovery and securitization of stranded costs and regulatory assets provided for in Texas restructuring law First round of securitization provided for recovery of a portion of our generation-related regulatory assets Successfully completed in October 2001 with the issuance of $749 million of Transition Bonds The 2004 true-up proceeding, to begin March 31, 2004 when we are scheduled to file our application, sets the stage for the second round of securitization. The four key components of the true-up are: Regulatory book value of generation assets at year end 2001 (including redirected depreciation and excess mitigation) plus subsequent environmental commitments through April 2003, less market value of Texas Genco based on "partial stock valuation" method* ECOM recorded in 2002-2003 Fuel under-recovery for the period from August 1, 1997 through January 30, 2002 "Price to beat" clawback (to be reimbursed to us by Reliant Resources) Proceeds from stranded costs recovery will be used to reduce debt *For the partial stock valuation method, market value will equal the average daily closing price on the NYSE for TGN stock for the 30 consecutive trading days chosen by the Texas Public Utility Commission (PUC) out of the last 120 trading days immediately preceding the true-up filing, plus a control premium, up to a maximum of 10%.

True-up reconciliation: Illustrative calculation (Note: Illustrates calculation methodology only. Actual values will not be determined until time of stranded costs filing in early 2004)

RRI Option: exercise period 01/10-01/24 True-up Filing 03/31 Valuation period of TGN for true-up began 10/8/03 PUC Final Order expected (03/31 plus 150 days) Issue Securitization Bonds Repay $1.31 billion term loan Financing Order expected Reduce debt 2005 2003 2004 RRI Option: valuation period of TGN began 7/22/03 Return on true-up amount expected to begin J U N E Transition timeline

Vision and Strategy

To Be Recognized As America's Leading Energy Delivery Company...and More Our Vision "...America's... Energy Delivery..." Focused on domestic energy delivery businesses Focus on continental, U.S. market Focus on regulated energy delivery Will pursue carefully targeted growth opportunities Look for complementary businesses that leverage our core businesses Participate in industry consolidation Our corporate vision is simple and focused: "...and More"

Leverage scale and synergies Refine business model and remove barriers between business units Implement common processes Create a single, high performance culture Recognize our 130-year history Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow 2003 2002 2005 2004 Grow 2006 Get It Right Use best practices to achieve top quartile efficiency and operating performance Implement process-driven operational excellence Achieve high levels of service reliability and customer satisfaction Execute our regulatory plan to recover stranded costs and strengthen our balance sheet Focus on domestic energy delivery Expand existing core businesses Build and expand complementary and synergistic businesses Add new energy delivery businesses Participate in joint ventures and alliances that create shareholder value One Company

Financial Objectives

Recent transactions provide stability and liquidity

CenterPoint Energy

- **Raised over $3.5 billion through the capital markets since March, 2003**
  - $1.5 billion issued at CenterPoint Energy, Inc. used primarily to reduce parent credit facility, enhance liquidity and refinance higher coupon debt
  - $1.3 billion issued at CenterPoint Energy Houston Electric used to call higher cost debt, repay maturing debt and repay intercompany debt, part of which was used to reduce parent credit facility
  - $762 million issued at CenterPoint Energy Resources Corporation (CERC) used to partially refinance upcoming maturity and to repay an expiring revolving credit facility
- **Established a $200 million revolving credit facility at CERC**
- **Reduced $3.85 billion credit facility to $2.35 billion**
- **Restructured $2.35 billion credit facility**
  - $1.425 billion revolving facility with 12-bank syndicate at LIBOR + 300 bps
  - $925 million term loan from institutional investors at LIBOR + 350 bps
  - Credit facility expires in October 2006
- **No significant debt maturities before expected securitization of stranded investment; liquidity position enhanced**

October 26 - 29, 2003 38th Annual EEI Financial Conference 37

Near-term financial objectives Maximize returns Ensure gas LDCs are earning allowed rates of return Capture growth in existing service territories Implement productivity improvements company-wide Optimize cash flow Prioritize and defer discretionary capital expenditures through disciplined commitment review process Adopt common business models and take advantage of company scale to optimize operation & maintenance expenditures Strengthen balance sheet Monetize Texas Genco Securitize stranded costs Reduce debt

Post transition financial objectives: 2006 and beyond Objective is to earn $0.85 - $1.00 per share post transition CNP is focusing on replacing ECOM and Texas Genco earnings by: reducing interest expense achieving allowed returns at LDCs through rate relief and efficiency improvements capturing organic growth in core businesses increasing profitability of complementary businesses, e.g., C & I and gas gathering implementing productivity improvements company-wide Additional growth through synergistic expansion Target dividend payout of 50 - 70% of sustainable earnings Strengthen balance sheet Aggressive working capital and capital expenditure management Optimize debt levels and capital structure Achieve and maintain investment grade ratings

Large-scale, diversified regulated domestic energy delivery business Mix of electric and natural gas assets Stable earnings and cash flow Attractive service territories Diversified economic and regulatory position Houston and Minneapolis/St. Paul above national average in growth and consumption Low risk, regulated businesses No electric commodity obligation at TDU No Provider of Last Resort risk at the TDU Low commodity risk exposure at gas LDCs Defined path to recovery of generation investment and de-leveraging of balance sheet Well-run core businesses focused on regulated domestic energy delivery Specific strategies and performance objectives implemented Growth opportunities will evolve as we delever and execute our strategy Why CenterPoint Energy? Low risk, diversified business with large scale

Financial Results

Nine Months Ended September 30, 2003 and 2003 Guidance TDU TGN LDCs Pipelines Other tdu 368 157 146 124 5 ecom 455 2003 annualized dividend: $0.40/share 2003 Diluted EPS Guidance: $1.30-$1.40*** Electric Generation Natural Gas Distribution Pipelines & Gathering ($ in millions, except per share amounts) ECOM Electric Transmission & Distribution Other/ Eliminations * includes distribution on Trust Preferred Securities ** before cumulative effect of accounting change *** as of October 21, 2003 and not updated September YTD 2003 Operating Income: $1,256

2002 Performance TDU TGN LDCs Pipelines Other East 400 -133 198 153 14 697 Total 2002 Operating Income: $1,329 Electric Transmission & Distribution ECOM Electric Generation Natural Gas Distribution Pipelines & Gathering Other/ Eliminations * includes distribution on Trust Preferred Securities ** reflects certain reclassifications subsequent to December 31, 2002 pursuant to SFAS Nos. 144 and 145; See CenterPoint Energy, Inc May 12, 2003 Form 8-K ($ in millions, except per share amounts)

Debt & Maturity Schedules

Principal amount of external debt and trust preferred securities As of October 16, 2003

In millions

TOTALS

Debt (excl. Transition Bonds and ZENS)	$ 9,500
Transition Bonds	717
ZENS (linked to AOL stock)	105
Subtotal	10,322
Trust Preferred Securities	725
Total Debt and Trust Preferred Securities	$11,047

CenterPoint Energy, Inc.

ZENS	$ 105 (1)
Convertible Senior Notes	575
Senior Notes	600
Collateralized Pollution Control Bonds	
First Mortgage Bond Collateral	397 (2)
General Mortgage Bond Collateral	527 (2)
Uncollateralized Pollution Control Bonds	519
Bank Loans	1,872 (3)
Total	$4,595

Utility Holding, LLC

CenterPoint Energy Resources Corp. (formerly Reliant Energy Resources Corp.)

Debentures / Notes	$ 2,222
Convertible Subordinated Debentures	77
Note Payable	36 (4)
Bank Loans	0 (5)
Total	2,335
Off Balance Sheet Receivables Facility	$96 (6)

NorAm Financing I

Trust Preferred Securities $0.4

Gas Pipelines

CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated)

First Mortgage Bonds	$ 103
General Mortgage Bonds	1,262
Collateralized Term Loan	1,310 (7)
Total	$2,675

CenterPoint Energy Transition Bond Company, LLC

Transition Bonds $717

Texas Genco Holdings, Inc. (81%)

Texas Genco GP, LLC — 1% — Texas Genco,LP

Texas Genco LP, LLC — 99% — Texas Genco,LP

HL&P Capital Trust I / HL&P Capital Trust II / REI Trust I

Trust Preferred Securities $725

(1) Principal amount on which 2% interest is paid is $840 million. Debt component is $105 million.

(2) The collateralized pollution control bonds aggregating $924 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $397 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations.

(3) Borrowings under $2.35 billion bank facility. Facility is secured by CenterPoint Energy's interest in the stock of Texas Genco Holdings, Inc.

(4) Non-interest bearing obligation to a former affiliate related to monies previously advanced to CenterPoint Energy Resources Corp. by a third party and for which the former affiliate remains obligated. Payable in June 2005.

(5) Borrowings under $200 million bank facility.

(6) Advances under $100 million receivables facility; advances are not reflected as debt on the balance sheet.

(7) Loan is collateralized by general mortgage bonds.

October 26 - 29, 2003 38th Annual EEI Financial Conference 44

Principal amount of external debt and trust preferred securities As of October 16, 2003

Principal amount of external debt and trust preferred securities As of October 16, 2003

Principal amount of external debt and trust preferred securities As of October 16, 2003

Debt Maturities - CNP (1) Excludes Transition Bonds (2) Includes $840 million of ZENS currently shown as balance sheet debt of $105 million In Millions of Dollars